UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
____________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2012

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-05805	13-2624428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	Registrant held its Annual Meeting of Shareholders on Tuesday, May 15, 2012, 3,178,994,111 shares were represented in person or by proxy, or 83.17% of the total shares outstanding.

(b)	The results of shareholder voting on the proposals presented were as follows:

MANAGEMENT PROPOSALS:
Proposal 1- Shareholders elected the 11 director nominees named in the Proxy Statement

Name	For	Against	Abstain	Broker Non-Votes
James A. Bell	2,746,774,815	26,651,103	9,355,874	396,212,319
Crandall C. Bowles	2,746,716,450	26,801,773	9,263,569	396,212,319
Stephen B. Burke	2,736,369,217	37,224,801	9,187,774	396,212,319
David M. Cote	2,702,106,643	71,312,881	9,362,268	396,212,319
James S. Crown	2,699,398,893	74,192,224	9,190,675	396,212,319
James Dimon	2,675,584,892	94,306,462	12,890,438	396,212,319
Timothy P. Flynn	2,750,584,729	22,903,864	9,293,199	396,212,319
Ellen V. Futter	2,394,884,669	378,518,232	9,378,891	396,212,319
Laban P. Jackson, Jr.	2,735,814,791	36,285,315	10,681,686	396,212,319
Lee R. Raymond	2,726,688,936	45,624,493	10,468,363	396,212,319
William C. Weldon	2,734,872,179	38,711,004	9,198,609	396,212,319

Proposal 2 – Shareholders ratified the appointment of PricewaterhouseCoopers LLP as Registrant’s independent registered public accounting firm for 2012

For	Against	Abstain	Broker Non-Votes
3,136,025,884	34,550,983	8,417,244	0
98.65%	1.09%	0.26%

Proposal 3 – Shareholders approved the Advisory Resolution to Approve Executive Compensation

For	Against	Abstain	Broker Non-Votes
2,547,626,920	199,766,642	35,388,230	396,212,319
91.55%	7.18%	1.27%

SHAREHOLDER PROPOSALS:

Proposal 4 –Shareholders did not approve the proposal on Political Non-Partisanship

For	Against	Abstain	Broker Non-Votes
136,036,118	2,161,392,129	485,353,545	396,212,319
4.89%	77.67%	17.44%

Proposal 5 - Shareholders did not approve the proposal on Independent Director as Chairman

For	Against	Abstain	Broker Non-Votes
1,114,010,273	1,655,481,046	13,290,473	396,212,319
40.03%	59.49%	0.48%

Proposal 6 - Shareholders did not approve the proposal on Loan Servicing

For	Against	Abstain	Broker Non-Votes
120,570,409	2,422,862,400	239,348,983	396,212,319
4.33%	87.07%	8.60%

Proposal 7 - Shareholders did not approve the proposal on Corporate Political Contributions Report

For	Against	Abstain	Broker Non-Votes
243,383,361	2,052,296,695	487,101,736	396,212,319
8.75%	73.75%	17.50%

Proposal 8 - Shareholders did not approve the proposal on Genocide-Free Investing

For	Against	Abstain	Broker Non-Votes
254,275,305	2,112,562,506	415,943,981	396,212,319
9.14%	75.92%	14.95%

Proposal 9 - Shareholders approved the proposal on Shareholder Action by Written Consent

For	Against	Abstain	Broker Non-Votes
1,454,989,697	1,304,365,896	23,426,199	396,212,319
52.29%	46.87%	0.84%

Proposal 10 - Shareholders did not approve the proposal on Stock Retention

For	Against	Abstain	Broker Non-Votes
714,737,736	2,044,815,307	23,228,749	396,212,319
25.68%	73.48%	0.83%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
By:	/s/ Anthony J. Horan
Name: Title:	Anthony J. Horan Corporate Secretary

Date: May 18, 2012